                              WINTHROP FOCUS FUNDS
                                  ('WINTHROP')
     SUPPLEMENT DATED JANUARY 2, 1997 TO PROSPECTUS DATED FEBRUARY 28, 1996

     (1) The Winthrop Opportunity Funds, another investment company managed by Winthrop's investment adviser, Wood, Struthers and Winthrop Management Corp. and its affiliates, intends to offer two new money market funds in early February. At such time, the Winthrop U.S. Government Money Fund and Winthrop Municipal Money Fund will be available to Winthrop's shareholders for exchange pursuant to Winthrop's Exchange Privilege and will replace the Alliance Money Market Funds (Alliance Government Reserves and Alliance Municipal Trust). Accordingly, as of March 18, 1997, exchanges into the Alliance Money Market Funds will no longer be available under Winthrop's Exchange Privilege.

     (2) Effective November 1, 1996, Winthrop's Transfer Agent, Fund/Plan Services, Inc. will change its name to FPS Services, Inc. and relocate its corporate headquarters to a new address: 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shareholders should continue to direct their inquiries to Winthrop's shareholder servicing representatives at (800) 225-8011.

     (3) For the period June 1, 1996 through December 31, 1996, the Adviser reduced its management fees and reimbursed operating expenses of the Municipal Trust Fund by the amount that Total Fund Operating Expenses exceeded .50% of the Fund's average daily net assets of its Class A shares and 1.20% of its Class B shares. The Adviser has agreed to continue this policy with respect to the Municipal Trust Fund through April 30, 1997. For the period November 1, 1996 through April 30, 1997, the Adviser has agreed, with respect to the Fixed Income Fund, to reduce its management fees and reimburse operating expenses by the amount that Total Fund Operating Expenses exceed 1.00% of the Fund's average daily net assets of its Class A shares and 1.70% of its Class B shares. After April 30, 1997, the Adviser may, in its sole discretion, determine to continue to pay certain expenses of the Municipal Trust Fund or the Fixed Income Fund or it may discontinue this practice with respect to either Fund.

     (4) As of April 8, 1996, the initial sales charge will be waived for sales of Class A shares of Winthrop on behalf of certain retirement plan accounts. To institute this change subparagraph (7) will be added in the first paragraph under 'Sales at Net Asset Value' on page 32:

          (7) shares purchased for the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code;
     (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.

     Class B shares of Winthrop will no longer be available for sale to these types of retirement plan accounts.